DOVER LONG/SHORT SECTOR FUND

Supplement dated October 1, 2009 to the Prospectus dated September 1, 2009

Effective September 30, 2009, Mr. Douglas R. Cliggott resigned from Dover Investment Management LLC (the “Adviser”) and from his position as a co-portfolio manager of the Dover Long/Short Sector Fund (the “Fund”).  Mr. Michael G. Kassab, previously a co-portfolio manager of the Fund, will serve as the portfolio manager of the Fund.

Effective October 1, 2009, the section entitled “Portfolio Managers” at page 11 of the Prospectus is replaced with the following:

The Portfolio Manager

The portfolio manager of the Fund is Mr. Michael G. Kassab. Mr. Kassab is responsible for the day-to-day management of the Fund’s portfolio. Mr. Kassab performs all of the functions related to the management of the portfolio. His business experience and educational background is as follows:

Michael G. Kassab has been a co-portfolio manager of the Fund since inception.  Mr. Kassab originally joined Dover Investment Management LLC in 2004-2006 and played a key role in its initial development. After a brief departure, Mr. Kassab rejoined Dover in September 2007 to serve as the Fund’s co-portfolio manager.

Mr. Kassab’s previous investment experience includes several years at Gabelli Asset Management (2002 –2004) and Jefferies Asset Management (2006 –2007), where he served as an investment analyst and concentrated his efforts within the consumer, industrial, and financial sectors. He began his career at Arthur Andersen LLP and provided audit services to clients in the consumer goods and pharmaceuticals industries.

Mr. Kassab received an M.B.A. from Columbia Business School and a B.S. in Accounting & Economics from Fairfield University. He is both a Chartered Financial Analyst and a Certified Public Accountant.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

For more information, please contact a Fund customer service representative at (888) 368-3755 (toll free).

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PLEASE RETAIN FOR FUTURE REFERENCE.

DOVER LONG/SHORT SECTOR FUND

Supplement dated October 1, 2009 to the Statement of Additional Information (“SAI”) dated September 1, 2009

Effective September 30, 2009, Mr. Douglas R. Cliggott resigned from Dover Investment Management LLC (the “Adviser”) and from his position as a co-portfolio manager of the Dover Long/Short Sector Fund (the “Fund”).  Mr. Michael G. Kassab, previously a co-portfolio manager of the Fund, will serve as the portfolio manager of the Fund.

Effective October 1, 2009, the SAI is amended as follows:

The sub-section entitled “C. Information Concerning Accounts Managed by Portfolio Manager” at page 18 of the SAI is replaced with the following:

C.           Information Concerning Accounts Managed by Portfolio Manager

Mr. Michael G. Kassab is the Fund’s portfolio manager, managing the Fund on a day-to-day basis.

As of April 30, 2009, Mr. Kassab did not manage any other accounts, registered investment company, or pooled investment vehicles.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to the Fund and other accounts if the Fund and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas among the Fund and the accounts. Securities selected for the Fund may underperform the securities selected for the accounts.

The sub-section entitled “D. Information Concerning Compensation of Portfolio Managers” at page 19 of the SAI is replaced with the following:

D.           Information Concerning Compensation of Portfolio Manager

The following compensation information has been provided by the Adviser as of April 30, 2009:

The portfolio manager receives base compensation consisting of a fixed annual salary and a cash bonus based on the assets of the Fund.  The total compensation is intended to reward consistent and superior investment performance.

The sub-section entitled “E. Portfolio Manager Ownership in the Fund” at page 19 of the SAI is replaced with the following:

E.           Portfolio Manager Ownership in the Fund

The dollar range that corresponded to Mr. Kassab’s beneficial ownership in the Fund’s equity securities as of April 30, 2009 is as follows:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of April 30, 2009
Michael G. Kassab	$50,001-$100,000

For more information, please contact a Fund customer service representative at (888) 368-3755 (toll free).

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.